Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Li-ion Motors Corp. (the “Company”)  on Form 10-Q for the quarter ended April 30, 2012, as filed with the Securities and Exchange  Commission on the date hereof (the “Report”),  I, Stacey Fling,  Chief  Executive Officer and Principal Financial Officer of the  Company,  certify, pursuant to 18 U.S.C. section 1350, as adopted  pursuant to section 906 of the  Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The  information  contained in the Report  fairly  presents,  in all material  respects,  the  financial  condition  and result of  operations of the Company.

                                            /s/ Stacey Fling
                                            Stacey Fling
                                            Chief Executive Officer and
Principal Financial Officer

June 12, 2012